Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter Ended March 31, 2021

Investor Contact

Karen Beyer: (212) 827-4445

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by, among other things, competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and such other factors identified in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Statement of Operations	2
	- P&C Results—Consecutive Quarters	3
	- Global P&C Results—Consecutive Quarters	4
	- Summary Consolidated Balance Sheets	5
	- Line of Business	6
	- Consolidated Results by Segment	7 - 8

III.	Segment Results
	- North America Commercial P&C Insurance	9
	- North America Personal P&C Insurance	10
	- North America Agricultural Insurance	11
	- Overseas General Insurance	12
	- Global Reinsurance	13
	- Life Insurance	14
	- Corporate	15

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	16
	- Reinsurance Recoverable Analysis	17
	- Investment Portfolio	18 - 21
	- Net Realized and Unrealized Gains (Losses)	22
	- Debt and Capital	23
	- Computation of Basic and Diluted Earnings Per Share	24
	- Book Value and Book Value per Common Share	25

V.	Other Disclosures
	- Non-GAAP Financial Measures	26 - 30
	- Glossary	31

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

	Three months ended March 31			Constant $	Constant $
	2021	2020	% Change	2020	% Change
Gross premiums written	$10,545	$9,752	8.1%	$9,886	6.7%
Net premiums written	$8,662	$7,977	8.6%	$8,092	7.0%
P&C net premiums written	$8,042	$7,332	9.7%	$7,440	8.1%
Net premiums written—Commercial	$5,707	$4,938	15.6%	$5,011	13.9%
Net premiums written—Consumer	$2,335	$2,394	-2.5%	$2,429	-3.9%
Net premiums earned	$8,221	$7,794	5.5%	$7,891	4.2%
Net investment income	$863	$861	0.2%	$864	-0.1%
Adjusted net investment income	$930	$917	1.3%	$920	1.1%
P&C underwriting income	$622	$778	-20.0%	$784	-20.6%
P&C CAY underwriting income ex Cats	$1,130	$897	26.1%	$912	24.0%
Core operating income	$1,142	$1,220	-6.4%	$1,225	-6.8%
Net income	$2,300	$252	NM
Operating cash flow	$2,105	$1,712
P&C combined ratio
Loss and loss expense ratio	63.7%	59.8%
Policy acquisition cost and administrative expense ratio	28.1%	29.3%

Combined ratio	91.8%	89.1%
P&C Current Accident Year (CAY) combined ratio ex Catastrophe losses (Cats)
CAY loss and loss expense ratio ex Cats	57.2%	58.2%
CAY policy acquisition cost and administrative expense ratio ex Cats	28.0%	29.3%

CAY combined ratio ex Cats	85.2%	87.5%
Global P&C CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	57.0%	57.9%
CAY policy acquisition cost and administrative expense ratio ex Cats	28.2%	29.5%

CAY combined ratio ex Cats	85.2%	87.4%
ROE	15.5%	1.9%
Core operating return on equity (ROE)	8.2%	9.4%
Core operating return on tangible equity (ROTE)	12.8%	15.1%
Effective tax rate	12.8%	46.0%
Core operating effective tax rate	15.5%	16.3%
Earnings per share
Net income	$5.07	$0.55	NM
Core operating income	$2.52	$2.68	-6.0%
Weighted average basic common shares outstanding	450.5	451.9
Weighted average diluted common shares outstanding	453.3	454.5

	March 31 2021	December 31 2020	% Change 1Q-21 vs. 4Q-20
Book value per common share	$131.37	$131.88	-0.4%
Tangible book value per common share	$87.16	$87.69	-0.6%

Financial Highlights	Page 1

Chubb Limited

Statement of Operations—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Consolidated Statements of Operations

	1Q-21	4Q-20	3Q-20	2Q-20	1Q-20	Full Year 2020
Gross premiums written	$10,545	$10,249	$11,220	$10,040	$9,752	$41,261
Net premiums written	8,662	8,410	9,078	8,355	7,977	33,820
Net premiums earned	8,221	8,430	8,765	8,128	7,794	33,117
Adjusted losses and loss expenses (1)	5,054	4,810	5,834	6,578	4,487	21,709
Realized (gains) losses on crop derivatives	1	(3)	(1)	1	2	(1)

Losses and loss expenses	5,053	4,813	5,835	6,577	4,485	21,710
Adjusted policy benefits (2)	163	184	174	183	185	726
Gains (losses) from fair value changes in separate account liabilities	(4)	(50)	(24)	(40)	56	(58)

Policy benefits	167	234	198	223	129	784
Policy acquisition costs	1,665	1,694	1,645	1,593	1,615	6,547
Administrative expenses	744	778	733	727	741	2,979
Adjusted net investment income (3)	930	924	900	865	917	3,606
Other (income) expense from private equity partnerships	(41)	(51)	(32)	(8)	(24)	(115)
Amortization expense of fair value adjustment on acquired invested assets	(26)	(26)	(28)	(30)	(32)	(116)

Net investment income	863	847	840	827	861	3,375
Adjusted realized gains (losses) (4)	888	568	(142)	31	(956)	(499)
Realized gains (losses) on crop derivatives	(1)	3	1	(1)	(2)	1

Net realized gains (losses)	887	571	(141)	30	(958)	(498)
Adjusted interest expense (5)	127	131	135	134	137	537
Amortization benefit of fair value adjustment on acquired long term debt	(5)	(5)	(5)	(6)	(5)	(21)

Interest expense	122	126	130	128	132	516
Gains (losses) from fair value changes in separate account assets	4	50	24	40	(56)	58
Net realized gains (losses) related to unconsolidated entities	419	506	422	(100)	(7)	821
Other income (expense) from private equity partnerships	41	51	32	8	24	115
Other income (expense)—operating	26	15	7	(6)	(16)	—

Other income (expense)	490	622	485	(58)	(55)	994
Amortization expense of purchased intangibles	72	73	72	72	73	290
Income tax expense (benefit)	338	334	142	(62)	215	629

Net income (loss)	$2,300	$2,418	$1,194	$(331)	$252	$3,533

(1)	Adjusted losses and loss expenses used throughout this report includes realized gains and losses on crop derivatives.
(2)	Adjusted policy benefits used throughout this report excludes gains and losses from fair value changes in separate account liabilities.
(3)

Adjusted net investment income used throughout this report excludes Amortization expense of fair value adjustment on acquired invested assets and includes income from private equity partnerships where we hold more than three percent ownership.

(4)	Adjusted realized gains (losses) used throughout this report excludes realized gains and losses on crop derivatives.
(5)	Adjusted interest expense used throughout this report excludes Amortization benefit of fair value adjustment on acquired long term debt.

Statement of Operations	Page 2

Chubb Limited

P&C Underwriting Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results

	1Q-21	4Q-20	3Q-20	2Q-20	1Q-20	Full Year 2020
P&C underwriting income (loss) (Including Corporate and excluding Life Insurance)
Gross premiums written	$9,890	$9,571	$10,575	$9,387	$9,069	$38,602
Net premiums written	8,042	7,770	8,468	7,736	7,332	31,306
Net premiums earned	7,626	7,786	8,166	7,520	7,163	30,635
Adjusted losses and loss expenses	4,856	4,642	5,651	6,407	4,285	20,985
Policy acquisition costs	1,486	1,479	1,470	1,397	1,435	5,781
Administrative expenses	662	696	653	645	665	2,659

P&C underwriting income (loss)	$622	$969	$392	$(929)	$778	$1,210

P&C CAY underwriting income ex Cats	$1,130	$1,059	$1,171	$947	$897	$4,074
% Change versus prior year period
Net premiums written	9.7%	5.4%	5.7%	-0.4%	8.9%	4.8%
Net premiums written—Commercial	15.6%	10.0%	10.4%	4.2%	11.3%	8.9%
Net premiums written—Consumer	-2.5%	-3.9%	-4.6%	-9.2%	4.3%	-3.6%
Net premiums written adjusted for COVID-19 exposures				2.1%		5.5%
Net premiums earned	6.5%	6.3%	5.7%	2.7%	8.9%	5.8%
Net premiums written constant $	8.1%	5.0%	6.4%	1.4%	9.3%	5.4%
Net premiums written—Commercial	13.9%	9.5%	10.8%	5.4%	11.7%	9.3%
Net premiums written—Consumer	-3.9%	-4.0%	-3.3%	-6.6%	4.7%	-2.5%
Net premiums written adjusted for COVID-19 exposures				3.9%		6.1%
Net premiums earned constant $	5.1%	6.0%	6.3%	4.6%	9.3%	6.5%
P&C combined ratio
Loss and loss expense ratio	63.7%	59.6%	69.2%	85.2%	59.8%	68.5%
Policy acquisition cost ratio	19.5%	19.0%	18.0%	18.5%	20.0%	18.9%
Administrative expense ratio	8.6%	9.0%	8.0%	8.6%	9.3%	8.7%

Combined ratio	91.8%	87.6%	95.2%	112.3%	89.1%	96.1%

CAY P&C combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	57.2%	58.5%	59.7%	60.4%	58.2%	59.2%
CAY policy acquisition cost and administrative expense ratio ex Cats	28.0%	27.9%	26.0%	27.0%	29.3%	27.5%

CAY combined ratio ex Cats	85.2%	86.4%	85.7%	87.4%	87.5%	86.7%

Other ratios
Net premiums written/gross premiums written	81%	81%	80%	82%	81%	81%
Expense ratio	28.1%	28.0%	26.0%	27.1%	29.3%	27.6%
Expense ratio excluding A&H	26.4%	26.0%	24.0%	25.2%	27.5%	25.6%
Catastrophe reinstatement premiums (expensed) collected—pre-tax	$(18)	$3	$7	$(20)	$—	$(10)
Catastrophe losses—pre-tax	$682	$299	$932	$1,781	$237	$3,249
Unfavorable (favorable) prior period development (PPD)—pre-tax	$(192)	$(206)	$(146)	$75	$(118)	$(395)
Impact of catastrophe losses ex COVID-19 on P&C combined ratio—Unfavorable	9.1%	3.8%	11.3%	5.8%	3.1%	6.1%
Impact of COVID-19 catastrophe losses on P&C combined ratio—Unfavorable	0.0%	0.0%	0.0%	18.1%	0.2%	4.5%
Impact of catastrophe losses on P&C combined ratio—Unfavorable	9.1%	3.8%	11.3%	23.9%	3.3%	10.6%
Impact of PPD on P&C combined ratio—Unfavorable (favorable)	-2.5%	-2.6%	-1.8%	1.0%	-1.7%	-1.2%
Impact of Cats and PPD on P&C combined ratio—Unfavorable	6.6%	1.2%	9.5%	24.9%	1.6%	9.4%

P&C Results	Page 3

Chubb Limited

Global P&C Underwriting Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 9), North America Personal P&C Insurance segment (refer to page 10), Overseas General Insurance segment (refer to page 12), Global Reinsurance segment (refer to page 13), and Corporate (refer to page 15). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

Global P&C (Including Corporate and excluding Agriculture)

						Full Year
	1Q-21	4Q-20	3Q-20	2Q-20	1Q-20	2020
Global P&C underwriting income (loss)
Gross premiums written	$9,624	$9,259	$9,243	$8,735	$8,849	$36,086
Net premiums written	7,859	7,528	7,482	7,275	7,175	29,460
Net premiums earned	7,516	7,405	7,195	7,144	7,069	28,813
Adjusted losses and loss expenses	4,771	4,321	4,806	6,094	4,220	19,441
Policy acquisition costs	1,474	1,452	1,414	1,368	1,424	5,658
Administrative expenses	659	699	648	642	661	2,650

Global P&C underwriting income (loss)	$612	$933	$327	$(960)	$764	$1,064

Global P&C CAY underwriting income ex Cats	$1,114	$1,025	$1,078	$910	$889	$3,902
% Change versus prior year period
Net premiums written	9.5%	6.0%	5.8%	-0.3%	8.6%	4.9%
Net premiums written adjusted for COVID-19 exposures				2.3%		5.7%
Net premiums earned	6.3%	7.3%	6.0%	2.9%	8.4%	6.1%
Net premiums written constant $	7.9%	5.7%	6.6%	1.6%	9.1%	5.7%
Net premiums written adjusted for COVID-19 exposures				4.2%		6.4%
Net premiums earned constant $	5.0%	6.9%	6.7%	4.9%	8.8%	6.8%
Combined ratio
Loss and loss expense ratio	63.5%	58.4%	66.8%	85.3%	59.7%	67.5%
Policy acquisition cost ratio	19.6%	19.6%	19.7%	19.1%	20.2%	19.6%
Administrative expense ratio	8.8%	9.4%	9.0%	9.0%	9.3%	9.2%

Combined ratio	91.9%	87.4%	95.5%	113.4%	89.2%	96.3%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	57.0%	57.0%	56.4%	59.3%	57.9%	57.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	28.2%	29.1%	28.6%	28.0%	29.5%	28.9%

CAY combined ratio ex Cats	85.2%	86.1%	85.0%	87.3%	87.4%	86.5%

Other ratios
Net premiums written/gross premiums written	82%	81%	81%	83%	81%	82%
Expense ratio	28.4%	29.0%	28.7%	28.1%	29.5%	28.8%
Expense ratio excluding A&H	26.6%	27.2%	26.7%	26.2%	27.7%	26.9%
Catastrophe reinstatement premiums (expensed) collected—pre-tax	$(18)	$4	$7	$(20)	$—	$(9)
Catastrophe losses—pre-tax	$674	$288	$922	$1,775	$229	$3,214
Unfavorable (favorable) prior period development (PPD)—pre-tax	$(190)	$(192)	$(164)	$75	$(104)	$(385)

Global P&C	Page 4

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	March 31 2021	December 31 2020
Assets
Fixed maturities available for sale, at fair value	$91,071	$90,699
Fixed maturities held to maturity, at amortized cost	11,132	11,653
Equity securities, at fair value	4,405	4,027
Short-term investments, at fair value	3,735	4,345
Other investments	8,636	7,945

	118,979	118,669
Cash	1,684	1,747
Securities lending collateral	2,076	1,844
Insurance and reinsurance balances receivable	10,573	10,480
Reinsurance recoverable on losses and loss expenses	15,914	15,592
Deferred policy acquisition costs	5,443	5,402
Value of business acquired	258	263
Prepaid reinsurance premiums	2,835	2,769
Goodwill and other intangible assets	21,161	21,211
Investments in partially-owned insurance companies	2,871	2,813
Other assets	10,183	9,984

Total assets	$191,977	$190,774

Liabilities
Unpaid losses and loss expenses	$69,255	$67,811
Unearned premiums	18,040	17,652
Future policy benefits	5,839	5,713
Insurance and reinsurance balances payable	6,566	6,708
Securities lending payable	2,076	1,844
Accounts payable, accrued expenses, and other liabilities	15,456	15,457
Deferred tax liabilities	482	892
Long-term debt	14,879	14,948
Trust preferred securities	308	308

Total liabilities	132,901	131,333
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	58,118	56,572
Accumulated other comprehensive income (loss) (AOCI)	958	2,869

Total shareholders’ equity	59,076	59,441

Total liabilities and shareholders’ equity	$191,977	$190,774

Book value per common share	$131.37	$131.88
% change over prior quarter	-0.4%	5.5%
Tangible book value per common share	$87.16	$87.69
% change over prior quarter	-0.6%	8.1%

Consol Bal Sheet	Page 5

Chubb Limited

Consolidated Net Premiums Written by Line of Business

(in millions of U.S. dollars)

(Unaudited)

	1Q-21	1Q-20	% Change	Constant $ % Change
Net premiums written
Commercial multiple peril (1)	$263	$241	9.4%	9.4%
Commercial casualty	1,649	1,341	23.0%	21.4%
Workers’ compensation	563	586	-4.0%	-4.0%
Professional liability	1,090	912	19.6%	17.4%
Surety	158	150	5.5%	7.8%
Property and other short-tail lines	1,594	1,334	19.5%	16.1%

Total Commercial P&C lines	5,317	4,564	16.5%	14.8%
Agriculture	183	157	16.5%	16.5%
Personal automobile	387	441	-12.4%	-10.6%
Personal homeowners	775	773	0.3%	-0.1%
Personal other	468	418	11.9%	8.1%

Total Personal lines	1,630	1,632	-0.1%	-0.7%
Total Property and Casualty lines	7,130	6,353	12.2%	10.9%
Global A&H lines (2)	982	1,067	-8.0%	-10.4%
Reinsurance lines	207	218	-5.1%	-6.2%
Life	343	339	1.3%	-0.1%

Total consolidated	$8,662	$7,977	8.6%	7.0%

(1)	Commercial multiple peril represents retail package business (property and general liability).
(2)

For purposes of this schedule only, A&H results from our Combined North America and International businesses, normally included in the Life Insurance and Overseas General Insurance segments, respectively, as well as the A&H results of our North America Commercial P&C segment, are included in Global A&H lines above.

Line of Business	Page 6

Chubb Limited

Consolidated Results

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q1 2021	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$3,664	$1,098	$183	$2,890	$207	$—	$8,042	$620	$8,662
Net premiums earned	3,674	1,184	110	2,478	180	—	7,626	595	8,221
Adjusted losses and loss expenses	2,560	819	85	1,263	120	9	4,856	198	5,054
Adjusted policy benefits	—	—	—	—	—	—	—	163	163
Policy acquisition costs	514	247	12	668	45	—	1,486	179	1,665
Administrative expenses	254	60	3	266	8	71	662	82	744

Underwriting income (loss)	346	58	10	281	7	(80)	622	(27)	595
Adjusted net investment income	540	65	7	141	70	9	832	98	930
Other income (expense)—operating	(2)	(1)	—	(1)	—	(4)	(8)	34	26
Amortization expense of purchased intangibles	—	(3)	(7)	(12)	—	(49)	(71)	(1)	(72)

Segment income (loss)	$884	$119	$10	$409	$77	$(124)	$1,375	$104	$1,479

Adjusted interest expense						(127)			(127)
Income tax expense						(210)			(210)

Core operating income (loss)						(461)			1,142
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $5 million tax benefit						(16)			(16)
Adjusted net realized gains (losses), net of $133 million tax (1)						1,174			1,174

Net income (loss)						$697			$2,300

Combined ratio	90.6%	95.1%	90.9%	88.7%	96.4%		91.8%
CAY combined ratio ex Cats	84.2%	78.6%	84.7%	87.6%	78.0%		85.2%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results 2021	Page 7

Chubb Limited

Consolidated Results

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q1 2020	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$3,252	$1,107	$157	$2,598	$218	$—	$7,332	$645	$7,977
Net premiums earned	3,376	1,200	94	2,307	186	—	7,163	631	7,794
Adjusted losses and loss expenses	2,181	683	65	1,258	87	11	4,285	202	4,487
Adjusted policy benefits	—	—	—	—	—	—	—	185	185
Policy acquisition costs	492	245	11	642	45	—	1,435	180	1,615
Administrative expenses	259	68	4	258	10	66	665	76	741

Underwriting income (loss)	444	204	14	149	44	(77)	778	(12)	766
Adjusted net investment income	525	66	9	145	69	8	822	95	917
Other income (expense)—operating	(6)	(2)	—	(4)	—	(16)	(28)	12	(16)
Amortization expense of purchased intangibles	—	(3)	(7)	(12)	—	(50)	(72)	(1)	(73)

Segment income (loss)	$963	$265	$16	$278	$113	$(135)	$1,500	$94	$1,594

Adjusted interest expense						(137)			(137)
Income tax expense						(237)			(237)

Core operating income (loss)						(509)			1,220
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $5 million tax benefit						(22)			(22)
Adjusted net realized gains (losses), net of $17 million tax benefit (1)						(946)			(946)

Net income (loss)						$(1,477)			$252

Combined ratio	86.8%	83.0%	84.8%	93.5%	76.1%		89.1%
CAY combined ratio ex Cats	86.5%	81.2%	90.9%	89.8%	80.0%		87.5%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results 2020	Page 8

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

						Full Year
	1Q-21	4Q-20	3Q-20	2Q-20	1Q-20	2020
Gross premiums written	$4,545	$4,780	$4,841	$4,401	$4,211	$18,233
Net premiums written	3,664	3,724	3,778	3,720	3,252	14,474
Net premiums earned	3,674	3,537	3,456	3,595	3,376	13,964
Losses and loss expenses	2,560	2,006	2,444	3,498	2,181	10,129
Policy acquisition costs	514	490	489	471	492	1,942
Administrative expenses	254	255	243	249	259	1,006

Underwriting income (loss)	346	786	280	(623)	444	887
Adjusted net investment income	540	517	510	509	525	2,061
Other income (expense)—operating	(2)	(4)	(7)	(6)	(6)	(23)

Segment income (loss)	$884	$1,299	$783	$(120)	$963	$2,925

CAY underwriting income ex Cats	$581	$568	$527	$504	$457	$2,056
Combined ratio
Loss and loss expense ratio	69.7%	56.7%	70.7%	97.3%	64.6%	72.5%
Policy acquisition cost ratio	14.0%	13.9%	14.2%	13.1%	14.6%	14.0%
Administrative expense ratio	6.9%	7.2%	7.0%	6.9%	7.6%	7.2%

Combined ratio	90.6%	77.8%	91.9%	117.3%	86.8%	93.7%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	63.4%	62.8%	63.8%	66.1%	64.2%	64.2%
CAY policy acquisition cost and administrative expense ratio ex Cats	20.8%	21.1%	21.1%	19.9%	22.3%	21.1%

CAY combined ratio ex Cats	84.2%	83.9%	84.9%	86.0%	86.5%	85.3%

Catastrophe reinstatement premiums expensed—pre-tax	$—	$—	$—	$(3)	$—	$(3)
Catastrophe losses—pre-tax	$362	$33	$447	$1,270	$118	$1,868
Favorable prior period development (PPD)—pre-tax	$(127)	$(251)	$(200)	$(146)	$(105)	$(702)
% Change versus prior year period
Net premiums written	12.7%	8.3%	9.4%	5.3%	10.2%	8.2%
Net premiums written—Commercial	14.7%	10.0%	11.2%	6.9%	10.6%	9.6%
Net premiums written—Consumer	-18.5%	-19.1%	-18.1%	-20.3%	3.8%	-13.8%
Net premiums written adjusted for COVID-19 exposures				9.8%		9.4%
Net premiums earned	8.8%	8.4%	8.5%	6.1%	9.4%	8.1%
Other ratios
Net premiums written/gross premiums written	81%	78%	78%	85%	77%	79%
Production by Size—Net premiums written (1)
Major Accounts & Specialty	$2,140	$2,229	$2,294	$2,350	$1,874	$8,747
Commercial	1,524	1,495	1,484	1,370	1,378	5,727

Total	$3,664	$3,724	$3,778	$3,720	$3,252	$14,474

(1)	Major Accounts & Specialty: large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts.

NA Commercial	Page 9

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

						Full Year
	1Q-21	4Q-20	3Q-20	2Q-20	1Q-20	2020
Gross premiums written	$1,275	$1,348	$1,448	$1,511	$1,265	$5,572
Net premiums written	1,098	1,201	1,285	1,327	1,107	4,920
Net premiums earned	1,184	1,243	1,231	1,192	1,200	4,866
Losses and loss expenses	819	781	961	762	683	3,187
Policy acquisition costs	247	250	248	231	245	974
Administrative expenses	60	71	65	66	68	270

Underwriting income (loss)	58	141	(43)	133	204	435
Net investment income	65	65	64	65	66	260
Other income (expense)—operating	(1)	(1)	(1)	(1)	(2)	(5)
Amortization expense of purchased intangibles	(3)	(3)	(2)	(3)	(3)	(11)

Segment income	$119	$202	$18	$194	$265	$679

CAY underwriting income ex Cats	$258	$254	$310	$242	$226	$1,032
Combined ratio
Loss and loss expense ratio	69.2%	62.8%	78.1%	63.8%	57.0%	65.5%
Policy acquisition cost ratio	20.9%	20.1%	20.1%	19.4%	20.4%	20.0%
Administrative expense ratio	5.0%	5.7%	5.3%	5.6%	5.6%	5.6%

Combined ratio	95.1%	88.6%	103.5%	88.8%	83.0%	91.1%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	53.2%	53.4%	49.2%	54.7%	55.1%	53.1%
CAY policy acquisition cost and administrative expense ratio ex Cats	25.4%	25.9%	25.6%	24.9%	26.1%	25.6%

CAY combined ratio ex Cats	78.6%	79.3%	74.8%	79.6%	81.2%	78.7%

Catastrophe reinstatement premiums expensed—pre-tax	$(23)	$—	$—	$(1)	$—	$(1)
Catastrophe losses—pre-tax	$217	$98	$305	$109	$21	$533
Unfavorable (favorable) prior period development (PPD)—pre-tax	$(40)	$15	$48	$(1)	$1	$63
% Change versus prior year period
Net premiums written (1)	-0.8%	2.5%	2.8%	1.4%	4.8%	2.8%
Net premiums earned	-1.3%	4.9%	3.8%	2.1%	3.9%	3.7%
Other ratios
Net premiums written/gross premiums written	86%	89%	89%	88%	88%	88%

(1)	Q1 2021 net premiums written were adversely impacted by $23 million of reinstatement premiums. Excluding the reinstatement premiums, net premiums written were up 1.3%.

NA Personal	Page 10

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

						Full Year
	1Q-21	4Q-20	3Q-20	2Q-20	1Q-20	2020
Gross premiums written	$266	$312	$1,332	$652	$220	$2,516
Net premiums written	183	242	986	461	157	1,846
Net premiums earned	110	381	971	376	94	1,822
Adjusted losses and loss expenses (1)	85	321	845	313	65	1,544
Policy acquisition costs	12	27	56	29	11	123
Administrative expenses	3	(3)	5	3	4	9

Underwriting income	10	36	65	31	14	146
Net investment income	7	7	7	7	9	30
Other income (expense)—operating	—	—	—	(1)	—	(1)
Amortization expense of purchased intangibles	(7)	(7)	(7)	(6)	(7)	(27)

Segment income	$10	$36	$65	$31	$16	$148

CAY underwriting income ex Cats	$16	$34	$93	$37	$8	$172
Combined ratio
Loss and loss expense ratio	77.5%	84.1%	87.1%	83.1%	69.6%	84.7%
Policy acquisition cost ratio	10.7%	7.0%	5.8%	7.8%	11.1%	6.8%
Administrative expense ratio	2.7%	-0.6%	0.4%	0.9%	4.1%	0.5%

Combined ratio	90.9%	90.5%	93.3%	91.8%	84.8%	92.0%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	71.2%	86.3%	84.2%	81.5%	76.2%	83.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	13.5%	4.8%	6.2%	8.7%	14.7%	6.8%

CAY combined ratio ex Cats	84.7%	91.1%	90.4%	90.2%	90.9%	90.5%

Catastrophe reinstatement premiums expensed—pre-tax	$—	$(1)	$—	$—	$—	$(1)
Catastrophe losses—pre-tax	$8	$11	$10	$6	$8	$35
Unfavorable (favorable) prior period development (PPD)—pre-tax	$(2)	$(14)	$18	$—	$(14)	$(10)
% Change versus prior year period
Net premiums written	16.5%	-12.2%	5.0%	-1.1%	21.2%	2.0%
Net premiums earned	16.7%	-9.4%	3.2%	-0.5%	71.8%	1.5%
Other ratios
Net premiums written/gross premiums written	69%	78%	74%	71%	71%	73%

(1)	Includes Realized gains (losses) on crop derivatives.

NA Agriculture	Page 11

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

						Full Year
	1Q-21	4Q-20	3Q-20	2Q-20	1Q-20	2020
Gross premiums written	$3,574	$3,001	$2,756	$2,561	$3,131	$11,449
Net premiums written	2,890	2,478	2,238	2,021	2,598	9,335
Net premiums earned	2,478	2,447	2,337	2,194	2,307	9,285
Losses and loss expenses	1,263	1,320	1,192	1,485	1,258	5,255
Policy acquisition costs	668	665	637	624	642	2,568
Administrative expenses	266	275	260	241	258	1,034

Underwriting income (loss)	281	187	248	(156)	149	428
Adjusted net investment income	141	138	130	121	145	534
Other income (expense)—operating	(1)	(3)	(1)	(5)	(4)	(13)
Amortization expense of purchased intangibles	(12)	(12)	(10)	(11)	(12)	(45)

Segment income (loss)	$409	$310	$367	$(51)	$278	$904

CAY underwriting income ex Cats	$306	$258	$283	$207	$235	$983
Combined ratio
Loss and loss expense ratio	51.0%	53.9%	51.0%	67.7%	54.5%	56.6%
Policy acquisition cost ratio	27.0%	27.2%	27.3%	28.4%	27.8%	27.7%
Administrative expense ratio	10.7%	11.3%	11.1%	11.0%	11.2%	11.1%

Combined ratio	88.7%	92.4%	89.4%	107.1%	93.5%	95.4%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	49.9%	51.0%	49.5%	51.6%	50.8%	50.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	37.7%	38.5%	38.4%	39.1%	39.0%	38.7%

CAY combined ratio ex Cats	87.6%	89.5%	87.9%	90.7%	89.8%	89.4%

Catastrophe reinstatement premiums (expensed) collected—pre-tax	$—	$1	$—	$(16)	$—	$(15)
Catastrophe losses—pre-tax	$50	$122	$95	$383	$90	$690
Favorable prior period development (PPD)—pre-tax	$(25)	$(50)	$(60)	$(36)	$(4)	$(150)
% Change versus prior year period
Net premiums written	11.2%	4.1%	0.5%	-10.5%	8.5%	0.8%
Net premiums written—Commercial	20.3%	14.2%	10.4%	-1.6%	12.1%	9.1%
Net premiums written—Consumer	-1.3%	-8.0%	-10.9%	-19.6%	3.8%	-8.9%
Net premiums written adjusted for COVID-19 exposures				-9.4%		1.1%
Net premiums earned	7.4%	7.0%	3.6%	-1.5%	9.2%	4.5%
Net premiums written constant $	7.1%	3.3%	2.8%	-5.1%	9.7%	2.9%
Net premiums written—Commercial	15.2%	12.6%	12.2%	3.5%	13.7%	10.8%
Net premiums written—Consumer	-4.2%	-8.1%	-8.1%	-14.0%	4.7%	-6.4%
Net premiums written adjusted for COVID-19 exposures				-4.0%		3.2%
Net premiums earned constant $	3.7%	6.0%	5.7%	4.2%	10.5%	6.6%
Other ratios: Net premiums written/gross premiums written	81%	83%	81%	79%	83%	82%

Production by Region—Net premiums written	1Q-21	1Q-20	% Change	Constant $ % Change
Europe	$1,516	$1,228	23.4%	15.4%
Latin America	537	583	-8.0%	-3.7%
Asia	761	688	10.6%	4.6%
Other (1)	76	99	-22.5%	-23.2%

Total	$2,890	$2,598	11.2%	7.1%

(1)	Primarily includes Eurasia and Africa, and the company’s international supplemental A&H business of Combined Insurance.

Overseas General Insurance	Page 12

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance

						Full Year
	1Q-21	4Q-20	3Q-20	2Q-20	1Q-20	2020
Gross premiums written	$230	$130	$198	$262	$242	$832
Net premiums written	207	125	181	207	218	731
Net premiums earned	180	178	171	163	186	698
Losses and loss expenses	120	121	154	73	87	435
Policy acquisition costs	45	47	40	42	45	174
Administrative expenses	8	9	9	9	10	37

Underwriting income (loss)	7	1	(32)	39	44	52
Adjusted net investment income	70	93	85	60	69	307
Other income (expense)—operating	—	(1)	—	(1)	—	(2)

Segment income	$77	$93	$53	$98	$113	$357

CAY underwriting income ex Cats	$40	$33	$30	$36	$37	$136
Combined ratio
Loss and loss expense ratio	66.9%	68.3%	89.6%	45.5%	46.5%	62.3%
Policy acquisition cost ratio	24.9%	25.9%	23.5%	25.5%	24.5%	24.9%
Administrative expense ratio	4.6%	5.4%	5.2%	5.6%	5.1%	5.3%

Combined ratio	96.4%	99.6%	118.3%	76.6%	76.1%	92.5%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	48.3%	49.3%	49.7%	46.8%	50.4%	49.1%
CAY policy acquisition cost and administrative expense ratio ex Cats	29.7%	32.0%	31.1%	31.4%	29.6%	31.0%

CAY combined ratio ex Cats	78.0%	81.3%	80.8%	78.2%	80.0%	80.1%

Catastrophe reinstatement premiums collected—pre-tax	$5	$3	$7	$—	$—	$10
Catastrophe losses—pre-tax	$45	$35	$75	$13	$—	$123
Favorable prior period development (PPD)—pre-tax	$(7)	$—	$(6)	$(16)	$(7)	$(29)
% Change versus prior year period
Net premiums written as reported	-5.1%	14.4%	28.4%	4.6%	8.4%	12.6%
Net premiums earned as reported	-3.3%	6.5%	6.7%	2.9%	10.4%	6.7%
Net premiums written constant $	-6.2%	12.9%	27.2%	4.9%	7.9%	12.1%
Net premiums earned constant $	-4.3%	5.1%	5.4%	4.0%	10.2%	6.2%
Other ratios
Net premiums written/gross premiums written	90%	96%	91%	79%	90%	88%

Global Reinsurance	Page 13

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance

						Full Year
	1Q-21	4Q-20	3Q-20	2Q-20	1Q-20	2020
Gross premiums written	$655	$678	$645	$653	$683	$2,659
Net premiums written	620	640	610	619	645	2,514
Net premiums earned	595	644	599	608	631	2,482
Losses and loss expenses	198	168	183	171	202	724
Adjusted policy benefits	163	184	174	183	185	726
Policy acquisition costs	179	215	175	196	180	766
Administrative expenses	82	82	80	82	76	320
Net investment income	98	100	95	95	95	385

Life Insurance underwriting income (1)	71	95	82	71	83	331
Other income (expense)—operating	34	22	23	17	12	74
Amortization expense of purchased intangibles	(1)	(1)	(1)	(1)	(1)	(4)

Segment income	$104	$116	$104	$87	$94	$401

% Change versus prior year period
Net premiums written	-3.8%	3.0%	-0.4%	7.0%	11.4%	5.1%
Net premiums earned	-5.7%	5.0%	0.0%	6.5%	12.6%	5.9%
Net premiums written constant $	-4.7%	3.1%	0.2%	8.5%	11.3%	5.6%
Net premiums earned constant $	-6.7%	5.2%	0.7%	8.0%	12.5%	6.5%

(1)

We assess the performance of our Life Insurance business based on Life Insurance underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.

International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

				Constant $
	1Q-21	1Q-20	% Change	% Change
International life insurance net premiums written	$324	$295	9.8%	8.1%
International life insurance deposits (2)	551	443	24.4%	17.3%

Total international life insurance net premiums written and deposits	$875	$738	18.6%	13.7%

International life insurance segment income	$52	$45	15.9%	14.6%

(2)

Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 14

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate

	1Q-21	4Q-20	3Q-20	2Q-20	1Q-20	Full Year 2020
Gross premiums written	$—	$—	$—	$—	$—	$—
Net premiums written	—	—	—	—	—	—
Net premiums earned	—	—	—	—	—	—
Losses and loss expenses	9	93	55	276	11	435
Policy acquisition costs	—	—	—	—	—	—
Administrative expenses	71	89	71	77	66	303

Underwriting loss	(80)	(182)	(126)	(353)	(77)	(738)
Adjusted net investment income	9	4	9	8	8	29
Other income (expense)—operating	(4)	2	(7)	(9)	(16)	(30)
Adjusted interest expense	(127)	(131)	(135)	(134)	(137)	(537)
Amortization expense of purchased intangibles	(49)	(50)	(52)	(51)	(50)	(203)
Income tax (expense) benefit	(210)	(259)	(172)	46	(237)	(622)

Core operating loss	(461)	(616)	(483)	(493)	(509)	(2,101)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(16)	(18)	(19)	(19)	(22)	(78)
Adjusted net realized gains (losses), net of tax (1)	1,174	996	306	(58)	(946)	298

Net income (loss)	$697	$362	$(196)	$(570)	$(1,477)	$(1,881)

Unfavorable prior period development (PPD)—pre-tax	$9	$94	$54	$274	$11	$433

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Corporate	Page 15

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at December 31, 2019	$62,690	$14,181	$48,509
Losses and loss expenses incurred	5,569	1,084	4,485
Losses and loss expenses paid	(5,345)	(1,090)	(4,255)	95%
Other (incl. foreign exch. revaluation)	(700)	(135)	(565)

Balance at March 31, 2020	$62,214	$14,040	$48,174
Losses and loss expenses incurred	7,825	1,248	6,577
Losses and loss expenses paid	(4,874)	(1,024)	(3,850)	59%
Other (incl. foreign exch. revaluation)	534	97	437

Balance at June 30, 2020	$65,699	$14,361	$51,338
Losses and loss expenses incurred	7,288	1,453	5,835
Losses and loss expenses paid	(5,342)	(1,084)	(4,258)	73%
Other (incl. foreign exch. revaluation)	260	37	223

Balance at September 30, 2020	$67,905	$14,767	$53,138
Losses and loss expenses incurred	6,029	1,216	4,813
Losses and loss expenses paid	(6,492)	(1,421)	(5,071)	105%
Other (incl. foreign exch. revaluation)	369	85	284

Balance at December 31, 2020	$67,811	$14,647	$53,164
Losses and loss expenses incurred	6,467	1,414	5,053
Losses and loss expenses paid	(5,100)	(1,207)	(3,893)	77%
Other (incl. foreign exch. revaluation)	77	6	71

Balance at March 31, 2021	$69,255	$14,860	$54,395
Add net recoverable on paid losses	—	1,054	(1,054)

Balance including net recoverable on paid losses	$69,255	$15,914	$53,341

Loss Reserve Rollforward	Page 16

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

	March 31	December 31
	2021	2020
Reinsurance recoverable on paid losses and loss expenses
Active operations	$915	$789
Brandywine and Other Run-off	198	213

Total	$1,113	$1,002

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$13,868	$13,629
Brandywine and Other Run-off	1,250	1,275

Total	$15,118	$14,904

Gross reinsurance recoverable
Active operations	$14,783	$14,418
Brandywine and Other Run-off	1,448	1,488

Total	$16,231	$15,906

Provision for uncollectible reinsurance (1)
Active operations	$(181)	$(178)
Brandywine and Other Run-off	(136)	(136)

Total	$(317)	$(314)

Net reinsurance recoverable
Active operations	$14,602	$14,240
Brandywine and Other Run-off	1,312	1,352

Total	$15,914	$15,592

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.5 billion.

Reinsurance Recoverable	Page 17

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	March 31		December 31
	2021		2020
Market Value
Fixed maturities available for sale	$91,071		$90,699
Fixed maturities held to maturity	11,752		12,510
Short-term investments	3,735		4,345

Total fixed maturities	$106,558		$107,554

Asset Allocation by Market Value
U.S. Treasury / Agency	$3,724	3%	$4,122	4%
Corporate and asset-backed securities	38,711	36%	38,769	36%
Mortgage-backed securities	21,434	20%	20,616	19%
Municipal	11,437	11%	11,943	11%
Non-U.S.	27,517	26%	27,759	26%
Short-term investments	3,735	4%	4,345	4%

Total fixed maturities	$106,558	100%	$107,554	100%

Credit Quality by Market Value
AAA	$15,462	15%	$15,622	15%
AA	35,930	33%	36,125	33%
A	19,420	18%	19,712	18%
BBB	17,214	16%	17,542	16%
BB	9,308	9%	9,699	9%
B	8,646	8%	8,267	8%
Other	578	1%	587	1%

Total fixed maturities	$106,558	100%	$107,554	100%

Cost/Amortized Cost, net
Fixed maturities available for sale	$87,858		$85,168
Fixed maturities held to maturity	11,132		11,653
Short-term investments	3,736		4,349

Subtotal fixed maturities (1)	102,726		101,170
Equity securities	4,405		4,027
Other investments	8,636		7,945

Total investment portfolio	$115,767		$113,142

Avg. duration of fixed maturities	4.3 years		4.0 years
Avg. market yield of fixed maturities	2.1%		1.7%
Avg. credit quality	A/Aa		A/Aa
Avg. yield on invested assets (2)	3.2%		3.3%

(1)	Net of valuation allowance for expected credit losses.
(2)	Calculated using adjusted net investment income.

Investments	Page 18

Chubb Limited

Investment Portfolio—2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Market Value at March 31, 2021
Agency residential mortgage-backed securities (RMBS)	$118	$17,668	$—	$—	$—	$17,786
Non-agency RMBS	193	38	98	34	8	371
Commercial mortgage-backed securities	2,862	280	130	2	3	3,277

Total mortgage-backed securities at market value	$3,173	$17,986	$228	$36	$11	$21,434

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at March 31, 2021		S&P Credit Rating
		Investment Grade
		AAA	AA	A	BBB	Total

Asset-backed		$3,937	$511	$27	$35	$4,510
Banks		—	9	1,825	2,070	3,904
Basic Materials		—	—	80	249	329
Communications		—	205	439	1,551	2,195
Consumer, Cyclical		—	301	489	758	1,548
Consumer, Non-Cyclical		56	603	1,723	1,800	4,182
Diversified Financial Services		7	217	400	401	1,025
Energy		—	100	189	771	1,060
Industrial		—	13	941	887	1,841
Utilities		—	3	997	565	1,565
All Others		236	512	1,598	1,104	3,450

Total		$4,236	$2,474	$8,708	$10,191	$25,609

Market Value at March 31, 2021			S&P Credit Rating
			Below Investment Grade
			BB	B	CCC	Total

Asset-backed			$16	$4	$2	$22
Banks			—	—	—	—
Basic Materials			330	191	3	524
Communications			946	870	77	1,893
Consumer, Cyclical			1,056	1,149	148	2,353
Consumer, Non-Cyclical			1,224	1,413	77	2,714
Diversified Financial Services			197	130	9	336
Energy			755	395	16	1,166
Industrial			688	939	18	1,645
Utilities			374	44	1	419
All Others			851	1,138	41	2,030

Total			$6,437	$6,273	$392	$13,102

Investments 2	Page 19

Chubb Limited

Investment Portfolio—3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

March 31, 2021

Non-U.S. Government Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Republic of Korea	$—	$1,019	$—	$—	$—	$1,019
Canada	1,019	—	—	—	—	1,019
United Kingdom	—	901	—	—	—	901
Province of Ontario	—	—	732	—	—	732
Kingdom of Thailand	—	—	593	—	—	593
United Mexican States	—	—	—	563	—	563
Province of Quebec	—	483	—	—	—	483
Federative Republic of Brazil	—	—	—	—	461	461
Commonwealth of Australia	460	—	1	—	—	461
Socialist Republic of Vietnam	—	—	—	—	407	407
Other Non-U.S. Government Securities	626	1,960	1,284	853	975	5,698

Total	$2,105	$4,363	$2,610	$1,416	$1,843	$12,337

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

United Kingdom	$66	$41	$783	$1,052	$532	$2,474
Canada	89	206	567	605	409	1,876
United States (1)	—	—	205	287	726	1,218
France	8	46	654	400	69	1,177
Australia	72	184	324	271	24	875
Japan	—	7	603	57	—	667
Germany	119	37	115	287	65	623
Netherlands	54	7	249	144	126	580
Switzerland	51	7	277	198	32	565
China	—	—	289	84	60	433
Other Non-U.S. Corporate Securities	384	379	1,027	1,748	1,154	4,692

Total	$843	$914	$5,093	$5,133	$3,197	$15,180

(1)	Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 20

Chubb Limited

Investment Portfolio—4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	March 31, 2021	Market Value	Rating
1	Wells Fargo & Co	$713	BBB+
2	Bank of America Corp	646	A-
3	JP Morgan Chase & Co	617	A-
4	Verizon Communications Inc	532	BBB+
5	Comcast Corp	508	A-
6	Morgan Stanley	444	BBB+
7	AT&T Inc	419	BBB
8	Citigroup Inc	412	BBB+
9	Goldman Sachs Group Inc	394	BBB+
10	HSBC Holdings Plc	367	A-

Investments 4	Page 21

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended March 31, 2021
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax

Fixed income investments (1)	$133	$(24)	$109	$(2,317)	$405	$(1,912)	$(2,184)	$381	$(1,803)
Public equity:
Realized gains (losses) on sales	45	(7)	38	—	—	—	45	(7)	38
Mark-to-market	322	(68)	254	—	—	—	322	(68)	254
Private equity:
Realized gains (losses) on sales	—	—	—	—	—	—	—	—	—
Mark-to-market	438	(14)	424	—	—	—	438	(14)	424

Total investment portfolio	938	(113)	825	(2,317)	405	(1,912)	(1,379)	292	(1,087)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	275	—	275	—	—	—	275	—	275
Foreign exchange	76	(18)	58	22	2	24	98	(16)	82
Partially-owned entities (3)	19	(2)	17	—	—	—	19	(2)	17
Other	(1)	—	(1)	(28)	5	(23)	(29)	5	(24)

Net gains (losses)	$1,307	$(133)	$1,174	$(2,323)	$412	$(1,911)	$(1,016)	$279	$(737)

(1)

The quarter includes pre-tax realized gains on fixed income derivatives of $109 million and a net reduction of the valuation allowance of expected credit losses of $6 million. There were no impairments during the quarter.

(2)	The quarter includes $44 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	Three months ended March 31, 2020
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax

Fixed income investments (4)	$(346)	$40	$(306)	$(2,160)	$284	$(1,876)	$(2,506)	$324	$(2,182)
Public equity (4):
Realized gains (losses) on sales	18	(3)	15	—	—	—	18	(3)	15
Mark-to-market	(5)	(8)	(13)	—	—	—	(5)	(8)	(13)
Private equity:
Realized gains (losses) on sales	—	—	—	—	—	—	—	—	—
Mark-to-market	(7)	(9)	(16)	—	—	—	(7)	(9)	(16)

Total investment portfolio	(340)	20	(320)	(2,160)	284	(1,876)	(2,500)	304	(2,196)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (5)	(560)	—	(560)	—	—	—	(560)	—	(560)
Foreign exchange	(68)	(3)	(71)	(859)	34	(825)	(927)	31	(896)
Partially-owned entities (6)	5	—	5	—	—	—	5	—	5
Other	—	—	—	(14)	3	(11)	(14)	3	(11)

Net gains (losses)	$(963)	$17	$(946)	$(3,033)	$321	$(2,712)	$(3,996)	$338	$(3,658)

(4)

The quarter includes pre-tax realized gains on equity derivatives of $42 million, realized losses on fixed income derivatives of $27 million, realized losses related to the adoption of new accounting guidance that required the acceleration of certain mark-to-market losses on fixed maturities, previously classified as unrealized losses, as realized losses of $150 million and impairment related to certain securities the company intended to sell subsequent to quarter end of $121 million.

(5)	The quarter includes $125 million of gains on applicable hedges. These gains are both pre-tax and after-tax.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses)	Page 22

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

	March 31 2021	December 31 2020	December 31 2019
Financial Debt:
Total short-term debt	$—	$—	$1,299
Total long-term debt	14,879	14,948	13,559

Total financial debt	$14,879	$14,948	$14,858
Hybrid debt:
Total trust preferred securities	308	308	308

Total	$15,187	$15,256	$15,166

Capitalization:
Shareholders’ equity	$59,076	$59,441	$55,331
Hybrid debt	308	308	308
Financial debt	14,879	14,948	14,858

Total capitalization	$74,263	$74,697	$70,497

Leverage ratios (based on total capital):
Hybrid debt	0.4%	0.4%	0.4%
Financial debt	20.0%	20.0%	21.1%

Total hybrid & financial debt	20.4%	20.4%	21.5%

Note: As of March 31, 2021, there was $1.4 billion usage of credit facilities on total capacity of $3.7 billion.

Debt and Capital	Page 23

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended March 31
	2021	2020
Numerator
Core operating income to common shares	$1,142	$1,220
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(21)	(27)
Tax benefit on amortization adjustment	5	5
Adjusted net realized gains (losses), pre-tax	1,307	(963)
Tax (expense) benefit on adjusted net realized gains (losses)	(133)	17

Net income	$2,300	$252

Rollforward of Common Shares Outstanding
Shares—beginning of period	450,732,625	451,971,567
Repurchase of shares	(3,110,000)	(2,266,150)
Shares issued, excluding option exercises	1,007,105	1,092,220
Issued for option exercises	1,047,229	570,145

Shares—end of period	449,676,959	451,367,782

Denominator
Weighted average shares outstanding (1)	450,539,568	451,868,658
Effect of other dilutive securities	2,795,971	2,651,610

Adj. wtd. avg. shares outstanding and assumed conversions	453,335,539	454,520,268

Basic earnings per share
Core operating income	$2.53	$2.70
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.04)	(0.05)
Adjusted net realized gains (losses), net of tax	2.61	(2.09)

Net income	$5.10	$0.56

Diluted earnings per share
Core operating income	$2.52	$2.68
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.04)	(0.05)
Adjusted net realized gains (losses), net of tax	2.59	(2.08)

Net income	$5.07	$0.55

(1)

Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings per share	Page 24

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	March 31	December 31	March 31
	2021	2020	2020
Shareholders’ equity	$59,076	$59,441	$52,188
Less: goodwill and other intangible assets, net of tax	19,881	19,916	19,569

Numerator for tangible book value per share	$39,195	$39,525	$32,619

Book value—% change over prior quarter	-0.6%	5.4%	-5.7%
Tangible book value—% change over prior quarter	-0.8%	8.0%	-7.6%
Denominator	449,676,959	450,732,625	451,367,782

Book value per common share	$131.37	$131.88	$115.62
Tangible book value per common share	$87.16	$87.69	$72.27
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter	$59,441	$56,413	$55,259
Core operating income (loss)	1,142	1,440	1,220
Amortization of fair value adjustment of acquired invested assets and long-term debt	(16)	(18)	(22)
Adjusted net realized gains (losses) (1)	1,174	996	(946)
Net unrealized gains (losses) on investments	(1,912)	706	(1,876)
Repurchase of shares	(519)	(190)	(326)
Dividend declared on common shares	(352)	(352)	(340)
Cumulative translation gains (losses)	24	443	(825)
Postretirement benefit liability	(23)	(136)	(11)
Other (2)	117	139	55

	$59,076	$59,441	$52,188

(1)	Includes net realized gains (losses) related to unconsolidated entities.
(2)	Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 25

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G—Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

Throughout this document there are various measures presented on a constant-dollar basis (i.e., excludes the impact of foreign exchange). We believe it is useful to evaluate the trends in our results exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

Underwriting income (loss) is calculated by subtracting adjusted losses and loss expenses, adjusted policy benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting income (loss) and operating ratios to monitor the results of our operations without the impact of certain factors, including net investment income, other income (expense), interest expense, amortization expense of purchased intangibles, income tax expense and adjusted net realized gains (losses).

CAY underwriting income excluding catastrophe losses (Cats) is underwriting income (loss) adjusted to exclude Cats and prior period development (PPD). We believe it is useful to exclude Cats, as they are not predictable as to timing and amount, and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. We believe the use of these measures enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

Adjusted losses and loss expenses include realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses.

Adjusted policy benefits includes gains and losses from fair value changes in separate account assets, as well as the offsetting movement in separate account liabilities, for purposes of reporting Life Insurance underwriting income. The gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other (income) expense. We view gains and losses from fair value changes in both separate account assets and liabilities as part of the results of our underwriting operations, and therefore these gains and losses are reclassified to adjusted policy benefits.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from the acquisition of The Chubb Corporation (Chubb Corp) and including investment income from partially-owned investment companies (private equity partnerships) where our ownership interest is in excess of three percent that are accounted for under the equity method. The mark-to-market movement on these private equity partnerships are included in adjusted net realized gains (losses) as described below. We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Adjusted net realized gains (losses), net of tax, includes net realized gains (losses) and net realized gains (losses) recorded in other income (expense) related to unconsolidated subsidiaries, and excludes realized gains and losses on crop derivatives.

Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment on acquired long-term debt, related to the Chubb Corp acquisition due to the size and complexity of this acquisition.

Other income (expense)—operating excludes from consolidated Other income (expense) the portion of net realized gains and losses related to unconsolidated entities, other income (expense) from private equity partnerships, and gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP. Net realized gains (losses) related to unconsolidated entities is excluded from core operating income (loss) in order to enhance the understanding of our results of underwriting operations as they are heavily influenced by, and fluctuate in part according to, market conditions. Other income (expense) from private equity partnerships and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

P&C underwriting income and P&C combined ratio exclude the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio include adjusted losses and loss expenses in the ratio numerator. P&C expense ratio and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 29-30.

CAY P&C combined ratio excluding catastrophe losses excludes Cats and PPD from the P&C combined ratio. We exclude Cats as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude Cats, net premiums earned adjustments on PPD, prior period expense adjustments and reinstatement premiums on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on Cats and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a better comparison.

Expense ratio excluding accident and health (A&H) excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life Insurance and North America Agricultural Insurance segments. The agriculture insurance business is a different business in that it is a public sector and private sector partnership in which insurance rates, premium growth, and risk-sharing is not market-driven like the remainder of the company’s P&C insurance business. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Core operating income (loss), net of tax, excludes from net income, the after-tax impact of adjusted net realized gains (losses) and the amortization of fair value adjustment of acquired invested assets and long-term debt related to the Chubb Corp acquisition. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) because the amount of these gains (losses) are heavily influenced by, and fluctuate in part according to the availability of market opportunities. We exclude the amortization of the fair value adjustments related to purchased invested assets and long-term debt due to the size and complexity of this acquisition. References to core operating income measures mean net of tax, whether or not noted.

Core operating effective tax rate is income tax expense (benefit) excluding tax expense (benefit) on adjusted net realized gains (losses) and tax benefit on amortization of fair value of acquired invested assets and debt, divided by income excluding adjusted net realized gains (losses) before tax and amortization of fair value of acquired invested assets and debt before tax. We believe the use of this measure is meaningful to show the tax on the underlying performance of our insurance business, by excluding the tax on adjusted net realized gains (losses), the tax on amortization of the fair value adjustments related to purchased invested assets and long-term debt. Refer to the definition of core operating income (loss), net of tax above for more information on these adjustments.

Book value per common share, is shareholders’ equity divided by the shares outstanding. Tangible book value per common share, is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Book value per common share excluding mark-to-market, excludes unrealized investment gains (losses). Tangible book value per common share excluding mark-to-market, excludes goodwill and other intangible assets, net of tax, as well as unrealized investment gains (losses), net of tax. We exclude unrealized investment gains (losses) because the amount of these gains (losses) is heavily influenced by changes in market conditions, including interest rate changes, and we believe that excluding these gains and losses would highlight the underlying growth in book value and tangible book value.

International life insurance net premiums written and deposits collected includes deposits collected on universal life and investment contracts (life deposits). Life deposits are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Reconciliation Non-GAAP	Page 26

Chubb Limited

Non-GAAP Financial Measures—2

(in millions of U.S. dollars, except per share data and ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

Core operating effective tax rate

The following table presents the reconciliation of effective tax rate to the Core operating effective tax rate:

						Full Year
	1Q-21	4Q-20	3Q-20	2Q-20	1Q-20	2020
Tax expense (benefit), as reported	$338	$334	$142	$(62)	$215	$629
Less: tax benefit on amortization of fair value of acquired invested assets and debt	(5)	(3)	(4)	(5)	(5)	(17)
Less: tax expense (benefit) on adjusted net realized gains (losses)	133	78	(26)	(11)	(17)	24

Tax expense (benefit), adjusted	$210	$259	$172	$(46)	$237	$622

Income (loss) before tax, as reported	$2,638	$2,752	$1,336	$(393)	$467	$4,162
Less: amortization of fair value of acquired invested assets and debt	(21)	(21)	(23)	(24)	(27)	(95)
Less: adjusted realized gains (losses)	888	568	(142)	31	(956)	(499)
Less: realized gains (losses) related to unconsolidated entities	419	506	422	(100)	(7)	821

Core operating income (loss) before tax	$1,352	$1,699	$1,079	$(300)	$1,457	$3,935

Effective tax rate	12.8%	12.1%	10.7%	15.8%	46.0%	15.1%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt	0.1%	0.0%	0.0%	-0.4%	0.0%	0.1%
Adjustment for tax impact of adjusted net realized gains (losses)	2.6%	3.1%	5.3%	-0.1%	-29.7%	0.6%

Core operating effective tax rate	15.5%	15.2%	16.0%	15.3%	16.3%	15.8%

Core operating income The following table presents the reconciliation of Net income (loss) to Core operating income (loss):
						Full Year
	1Q-21	4Q-20	3Q-20	2Q-20	1Q-20	2020
Net income (loss), as reported	$2,300	$2,418	$1,194	$(331)	$252	$3,533
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(21)	(21)	(23)	(24)	(27)	(95)
Tax benefit on amortization adjustment	5	3	4	5	5	17
Adjusted realized gains (losses), pre-tax	888	568	(142)	31	(956)	(499)
Net realized gains (losses) related to unconsolidated entities, pre-tax (1)	419	506	422	(100)	(7)	821
Tax (expense) benefit on adjusted net realized gains (losses)	(133)	(78)	26	11	17	(24)

Core operating income (loss)	$1,142	$1,440	$907	$(254)	$1,220	$3,313

Catastrophe losses—after-tax	$570	$271	$797	$1,510	$199	$2,777
Unfavorable (favorable) prior period development (PPD)—after-tax	$(156)	$(189)	$(126)	$52	$(94)	$(357)
Core operating income (loss) per share	$2.52	$3.18	$2.00	$(0.56)	$2.68	$7.31
Impact of Cats on Core operating income per share—Unfavorable	$(1.26)	$(0.60)	$(1.76)	$(3.35)	$(0.44)	$(6.12)
Impact of PPD on Core operating income per share—Favorable (unfavorable)	$0.35	$0.42	$0.28	$(0.11)	$0.21	$0.79
Impact of Cats and PPD on Core operating income per share—Unfavorable	$(0.91)	$(0.18)	$(1.48)	$(3.46)	$(0.23)	$(5.33)

(1)

Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP 2	Page 27

Chubb Limited

Non-GAAP Financial Measures—3

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

Core operating ROE

Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized non-GAAP financial measures. The numerator includes core operating income (loss), net of tax. The denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. For the ROTE calculation, the denominator is also adjusted to exclude goodwill and other intangible assets, net of tax. These measures enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of unrealized gains and losses on our investments.

	1Q-21	1Q-20	Full Year 2020
Net income	$2,300	$252	$3,533
Core operating income	$1,142	$1,220	$3,313
Equity—beginning of period, as reported	$59,441	$55,259	$55,259
Less: unrealized gains (losses) on investments, net of deferred tax	4,673	2,543	2,543

Equity—beginning of period, as adjusted	$54,768	$52,716	$52,716

Less: goodwill and other intangible assets, net of tax	$19,916	$20,012	$20,012

Equity—beginning of period, as adjusted ex goodwill and other intangible assets	$34,852	$32,704	$32,704

Equity—end of period, as reported	$59,076	$52,188	$59,441
Less: unrealized gains (losses) on investments, net of deferred tax	2,761	667	4,673

Equity—end of period, as adjusted	$56,315	$51,521	$54,768

Less: goodwill and other intangible assets, net of tax	19,881	19,569	19,916

Equity—end of period, as adjusted ex goodwill and other intangible assets	$36,434	$31,952	$34,852

Weighted average equity, as reported	$59,259	$53,724	$57,350
Weighted average equity, as adjusted	$55,542	$52,119	$53,742
Weighted average equity, as adjusted ex goodwill and other intangible assets	$35,643	$32,328	$33,778
ROE	15.5%	1.9%	6.2%
Core operating ROE	8.2%	9.4%	6.2%
Core operating ROTE	12.8%	15.1%	9.8%
Private equities realized gains, after-tax (1)	$424	$(16)	$690
Impact of Private equities if included in Core operating ROE—Favorable (1)	3.1 pts	-0.1 pt	1.3 pts

Reconciliation of Book Value and Tangible Book Value per Share, excluding mark-to-market
	March 31	December 31
	2021	2020	% Change
Book value	$59,076	$59,441
Less: unrealized gains (losses) on investments, net of deferred tax	2,761	4,673

Book value excluding mark-to-market	56,315	54,768
Less: goodwill and other intangible assets, net of tax	19,881	19,916

Tangible book value excluding mark-to-market	$36,434	$34,852

Denominator	449,676,959	450,732,625

Book value per share excluding mark-to-market	$125.23	$121.51	3.1%
Tangible book value per share excluding mark-to-market	$81.02	$77.32	4.8%

(1)	We record the change in the fair value mark and gains (losses) on sales of private equity funds as realized gains (losses) instead of investment income.

Reconciliation Non-GAAP 3	Page 28

Chubb Limited

Non-GAAP Financial Measures—4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and prior period development (PPD).

Q1 2021		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$2,560	$819	$84	$1,263	$120	$9	$4,855
Realized (gains) losses on crop derivatives		—	—	1	—	—	—	1

Adjusted losses and loss expenses	A	$2,560	$819	$85	$1,263	$120	$9	$4,856

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(362)	(240)	(8)	(50)	(40)	—	(700)
Reinstatement premiums collected (expensed) on catastrophe losses		—	(23)	—	—	5	—	(18)

Catastrophe losses, gross of related adjustments		(362)	(217)	(8)	(50)	(45)	—	(682)

PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		127	40	2	25	7	(9)	192
Net premiums earned adjustments on PPD—unfavorable (favorable)		—	—	(2)	—	—	—	(2)
Expense adjustments—unfavorable (favorable)		3	—	—	—	—	—	3
PPD reinstatement premiums—unfavorable (favorable)		—	—	—	—	3	—	3

PPD, gross of related adjustments—favorable (unfavorable)		130	40	—	25	10	(9)	196

CAY loss and loss expense ex Cats	B	$2,328	$642	$77	$1,238	$85	$—	$4,370

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$768	$307	$15	$934	$53	$71	$2,148
Expense adjustments—favorable (unfavorable)		(3)	—	—	—	—	—	(3)

Policy acquisition costs and administrative expenses, adjusted	D	$765	$307	$15	$934	$53	$71	$2,145

Denominator
Net premiums earned	E	$3,674	$1,184	$110	$2,478	$180		$7,626
Reinstatement premiums (collected) expensed on catastrophe losses		—	23	—	—	(5)		18
Net premiums earned adjustments on PPD—unfavorable (favorable)		—	—	(2)	—	—		(2)
PPD reinstatement premiums—unfavorable (favorable)		—	—	—	—	3		3

Net premiums earned excluding adjustments	F	$3,674	$1,207	$108	$2,478	$178		$7,645

P&C combined ratio
Loss and loss expense ratio	A/E	69.7%	69.2%	77.5%	51.0%	66.9%		63.7%
Policy acquisition cost and administrative expense ratio	C/E	20.9%	25.9%	13.4%	37.7%	29.5%		28.1%

P&C combined ratio		90.6%	95.1%	90.9%	88.7%	96.4%		91.8%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	63.4%	53.2%	71.2%	49.9%	48.3%		57.2%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.8%	25.4%	13.5%	37.7%	29.7%		28.0%

CAY P&C combined ratio ex Cats		84.2%	78.6%	84.7%	87.6%	78.0%		85.2%

Combined ratio
Combined ratio								91.8%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								91.8%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 29

Chubb Limited

Non-GAAP Financial Measures—5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Q1 2020		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$2,181	$683	$63	$1,258	$87	$11	$4,283
Realized (gains) losses on crop derivatives		—	—	2	—	—	—	2

Adjusted losses and loss expenses	A	$2,181	$683	$65	$1,258	$87	$11	$4,285

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(118)	(21)	(8)	(90)	—	—	(237)
Reinstatement premiums collected (expensed) on catastrophe losses		—	—	—	—	—	—	—

Catastrophe losses, gross of related adjustments		(118)	(21)	(8)	(90)	—	—	(237)

PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		105	(1)	14	4	7	(11)	118
Net premiums earned adjustments on PPD—unfavorable (favorable)		—	—	3	—	—	—	3
Expense adjustments—unfavorable (favorable)		(1)	—	—	—	—	—	(1)

PPD, gross of related adjustments—favorable (unfavorable)		104	(1)	17	4	7	(11)	120

CAY loss and loss expense ex Cats	B	$2,167	$661	$74	$1,172	$94	$—	$4,168

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$751	$313	$15	$900	$55	$66	$2,100
Expense adjustments—favorable (unfavorable)		1	—	—	—	—	—	1

Policy acquisition costs and administrative expenses, adjusted	D	$752	$313	$15	$900	$55	$66	$2,101

Denominator
Net premiums earned	E	$3,376	$1,200	$94	$2,307	$186		$7,163
Net premiums earned adjustments on PPD—unfavorable (favorable)		—	—	3	—	—		3

Net premiums earned excluding adjustments	F	$3,376	$1,200	$97	$2,307	$186		$7,166

P&C combined ratio
Loss and loss expense ratio	A/E	64.6%	57.0%	69.6%	54.5%	46.5%		59.8%
Policy acquisition cost and administrative expense ratio	C/E	22.2%	26.0%	15.2%	39.0%	29.6%		29.3%

P&C combined ratio		86.8%	83.0%	84.8%	93.5%	76.1%		89.1%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	64.2%	55.1%	76.2%	50.8%	50.4%		58.2%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	22.3%	26.1%	14.7%	39.0%	29.6%		29.3%

CAY P&C combined ratio ex Cats		86.5%	81.2%	90.9%	89.8%	80.0%		87.5%

Combined ratio
Combined ratio								89.1%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								89.1%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 5	Page 30

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

P&C combined ratio: The sum of the loss and loss expense ratio, policy acquisition cost ratio and the administrative expense ratio excluding the life business and including the realized gains and losses on the crop derivatives.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Adjusted net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Total capitalization: The sum of the short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Catastrophe losses (Cats): We generally define catastrophe loss events consistent with the definition of the Property Claims Service (PCS) for events in the U.S. and Canada. PCS defines a catastrophe as an event that causes damage of $25 million or more in insured losses and affects a significant number of insureds, including from pandemics such as COVID-19. For events outside of the U.S. and Canada, we generally use a similar definition. Catastrophe loss events are events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development.

Prior period development (PPD) arises from changes to loss estimates recognized in the current year that relate to loss events that occurred in previous calendar years and excludes the effect of losses from the development of earned premium from previous accident years.

Reinstatement premiums are additional premiums paid on certain reinsurance agreements in order to reinstate coverage that had been exhausted by loss occurrences. The reinstatement premium amount is typically a pro rata portion of the original ceded premium paid based on how much of the reinsurance limit had been exhausted.

Net premiums earned adjustments within prior period development are adjustments to the initial premium earned on retrospectively rated policies based on actual claim experience that develops after the policy period ends. The premium adjustments correlate to the prior period loss development on these same policies and are fully earned in the period the adjustments are recorded.

Prior period expense adjustments typically relate to either profit commission reserves or policyholder dividend reserves based on actual claim experience that develops after the policy period ends. The expense adjustments correlate to the prior period loss development on these same policies.

Segment income (loss) includes underwriting income (loss), adjusted net investment income, other income (expense) – operating, and amortization expense of purchased intangibles.

Commercial P&C lines includes Commercial P&C, Agriculture and Reinsurance lines of business.

Consumer P&C lines includes Personal and Global accident and health (A&H) lines of business.

NM: Not meaningful.

Glossary	Page 31